UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2002

PacificNet.com, Inc.

Delaware	000-24985	11-2854355
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification
of Incorporation)	of Number)

43rd Floor, China Online Center, 333 Lockhart Road, Wanchai, Hong Kong
(Address of Principal Executive Offices)

(952) 829-5888
(Registrant’s Telephone Number)

ITEM 1.            CHANGES IN CONTROL OF REGISTRANT.

Not applicable.

ITEM 2.            ACQUISITION OR DISPOSITION OF ASSETS.

Not applicable.

ITEM 3.            BANKRUPTCY OR RECEIVERSHIP.

Not applicable.

ITEM 4.            CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Effective March 12, 2002, the Board of Directors of the Registrant (the “Company”) dismissed Deloitte Touche Tohmatsu as its independent accountant.

The Board of Directors also approved HLB International as its new independent accountants.  The change was recommended and approved by the Company’s Audit Committee on March 12, 2002 in response to the proposed change in control of the Company.

There were no disagreements with Deloitte Touche Tohmatsu on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure for  the three-month interim periods ended June 30, 2001 and  September 30, 2001 and through March 12, 2002.  Deloitte Touche Tohmatsu did not perform an audit of the Company’s financial statements for the year ended December 31, 2001 nor were they engaged to perform an audit or review of the Company’s financial statements for any period prior to the three-month period ended June 30, 2001.

ITEM 5.            OTHER EVENTS AND REGULATION FD DISCLOSURE.

Not Applicable.

ITEM 6.            RESIGNATIONS OF REGISTRANT’S DIRECTORS.

Not Applicable.

ITEM 7.            FINANCIAL STATEMENTS AND EXHIBITS.

C.             Exhibits

Exhibit 16.   Letter from Deloitte Touche Tohmatsu to the Securities and Exchange Commission.

ITEM 8.            CHANGE IN FISCAL YEAR.

Not Applicable.

ITEM 9.            REGULATION FD DISCLOSURE.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICNET.COM, INC.

Date: March 18, 2002	By: /s/ Tony Tong
Tony Tong
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit

Number                 Description

16                                                                                                                                    Letter from Deloitte Touche Tohmatsu to the Securities and Exchange Commission.